                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported): JUNE 30, 2002
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                           DVI RECEIVABLES CORP. VIII
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             (Exact name of registrant as specified in its charter)



         DELAWARE                     333-74901                 25-1824148
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(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                                 18929
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000
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         (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending June 30, 2002, payment date July 15, 2002

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending June 30, 2002, payment date July 15, 2002

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending June 30, 2002, payment date July 15, 2002

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending June 30, 2002, payment date July 12, 2002

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending June 30, 2002, payment date July 11, 2002

Exhibit 99.6 DVI Receivables XVI, L.L.C. 2001-2 Servicer Report for month ending June 30, 2002, payment date July 11, 2002

Exhibit 99.7 DVI Receivables XVII, L.L.C. 2002-1 Servicer Report for month ending June 30, 2002, payment date July 11, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   DVI Receivables Corp. VIII
                                                   --------------------------
                                                          (Registrant)



Dated:  July 15, 2002                          By: /s/ Steven R. Garfinkel
                                                   --------------------------
                                                   Steven R. Garfinkel
                                                   Executive Vice President and
                                                   Chief Financial Officer


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